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                            ------------------------

                            NOTICE OF ADJOURNMENT OF
                                 ANNUAL MEETING
                               ------------------

                        WESTERN POWER & EQUIPMENT CORP.
                             4601 N.E. 77TH AVENUE
                                   SUITE 200
                              VANCOUVER, WA 98662

    Notice is hereby given that the Annual Meeting of Stockholders of Western Power & Equipment Corp.("the Company"), held on January 29, 1998 (the "Annual Meeting"), has been adjourned to Wednesday, February 18, 1998 at the Company's headquarters office located at 4601 N.E. 77th Avenue, Suite 200, Vancouver, WA 98662, at 10:00 a.m. Pacific Standard Time (the "Adjourned Meeting") for the consideration only of the following proposal which had been brought before the Annual Meeting but on which no vote was taken:

    "To authorize and ratify an increase in the number of shares of common stock of the Company, $.01 par value (the "Common Stock"), underlying and available for the granting of options under the Company's 1995 Employee Stock Option Plan (the "Employee Plan"), from 1,500,000 shares of Common Stock to 2,500,000 shares of Common Stock."

    The reason for holding the Adjourned Meeting to consider the above Proposal is to give Company stockholders additional time to consider the information contained in the ERRATA SHEET recently delivered to Company stockholders. The ERRATA SHEET provided additional information relevant to the Proposal that was not contained in the Company's Notice of Annual Meeting of Stockholders and Proxy Statement originally delivered to stockholders with respect to the Annual Meeting (the "Proxy Statement"). A copy of the text of the Proposal, which now incorporates the information contained in the ERRATA SHEET, is annexed to this Notice of Adjournment of Annual Meeting. At the Annual Meeting, all other proposals identified in the Proxy Statement were adopted by the stockholders.

    For your convenience, and to permit you to:

         i) revoke any proxy previously delivered by you which cast your vote on the Proposal; or

         ii) cast your vote on the Proposal if you have not previously voted on the Proposal a proxy card with respect to the Proposal only and a return envelope are included along with this Notice of Adjournment of Annual Meeting.

    If a proxy is properly executed and returned at or before the Adjourned Meeting, the shares represented thereby will be voted in accordance with the specifications made, or if no specification is made the shares will be voted to approve the Proposal. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it. A proxy may also be revoked by any shareholder present at the Adjourned Meeting who expresses a desire in writing to revoke a previously delivered proxy and to vote his or her shares in person. The mere presence at the Adjourned Meeting of the person appointing a proxy does not revoke the appointment. In order to revoke a properly executed and returned proxy, the Company must receive a duly executed written revocation of that proxy before it is voted at the Adjourned Meeting. A proxy received after a vote is taken at the Adjourned Meeting will not revoke a proxy received prior to the Adjourned Meeting; and a subsequently dated proxy received prior to the vote will revoke a previously dated proxy.

    As of January 29, 1998, American United Global, Inc., the parent of the Company, held 2,000,000 shares of Company Common Stock. Such holdings give it the right to cast 2,000,000 of the votes represented by shares of the voting stock of the Company, in the aggregate constituting approximately 56.6% of the total votes represented by shares entitled to vote at the Adjourned Meeting. American

United Global, Inc. has voted in favor of the Proposal to be submitted for consideration at the Adjourned Meeting, which vote will result in adoption of the Proposal by Company stockholders.

                                          By order of the Board of Directors

                                          Robert M. Rubin, CHAIRMAN OF THE BOARD

Date: January 29, 1998

                                       2
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                        WESTERN POWER & EQUIPMENT CORP.
                         4601 NE 77TH AVENUE, SUITE 200
                          VANCOUVER, WASHINGTON 98662

                             ---------------------

             AUTHORIZATION AND RATIFICATION OF THE INCREASE IN THE
                  NUMBER OF SHARES OF COMMON STOCK UNDERLYING
                      THE 1995 EMPLOYEE STOCK OPTION PLAN

    At the Adjourned Meeting a vote will be taken on a proposal to approve the Amendment to the Company's 1995 Employee Stock Option Plan (the "1995 Plan"), which increases the number of shares of Common Stock underlying stock options available for grant thereunder from the existing 1,500,000 shares of Common Stock to 2,500,000 shares of Common Stock. A COPY OF THE AMENDMENT TO THE 1995 PLAN IS ANNEXED AS EXHIBIT A. As of December 1, 1997, stock options to purchase 1,500,000 shares of Common Stock have been granted under the 1995 Plan to the Company's employees and directors. That number of granted options constitutes 100% of the number of shares currently available for the granting of options under the 1995 Plan as currently approved by Company stockholders.

    The 1995 Plan was authorized and adopted by the stockholders and the directors of the Company in 1995. The purpose of the 1995 Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option granted pursuant to the 1995 Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option."

    ADMINISTRATION OF THE PLAN. The 1995 Plan is administered by the Compensation Committee, which determines whom among those eligible will be granted options, the time or times at which options will be granted, the number of shares to be subject to options, the durations of options, any conditions to the exercise of options and the manner in and price at which options may be exercised. The Compensation Committee is authorized to amend, suspend or terminate the 1995 Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the 1995 Plan; (ii) permit the grant of a non-qualified stock option under the 1995 Plan with an option exercise price less than 85% of the fair market value of the shares at the time such option is granted; (iii) change the eligibility requirements for participation in the 1995 Plan; (iv) extend the term of any option or the period during which any option may be granted under the 1995 Plan; or (v) decrease an option exercise price (although an option may be canceled and a new option granted at a lower exercise price).

    SHARES SUBJECT TO THE PLAN. The 1995 Plan currently provides that options may be granted with respect to a total of 1,500,000 shares of Common Stock, subject to adjustment upon certain changes in capitalization without receipt of consideration by the Company. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1995 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 1995 Plan.

    PARTICIPATION. Any employee, consultant or representative of the Company is eligible to receive incentive stock options or non-qualified stock options granted under the 1995 Plan. Non-employee directors may only receive non-qualified stock options.

    OPTION PRICE. The exercise price of each option shall be determined by the Stock Option Committee. However, the exercise price of each option on the date the option is granted may not be less than (i) 100% of the fair market value of the shares of Common Stock covered by an incentive stock option, or (ii) 85% of the fair market value of the shares of Common Stock covered by a non-qualified stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option of the date the option is granted.

    TERMS OF OPTIONS. The Compensation Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 1995 Plan will provide for the earlier expiration of options of a participant in the event of certain terminations of employment.

    RESTRICTIONS ON GRANT AND EXERCISE. An Option may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the option holder, may be exercised solely by him. The aggregate fair market value (determined at the time the option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year may not exceed $100,000. The Compensation Committee may impose other conditions to exercise as it deems appropriate.

    OPTION GRANTS. The Company has granted an aggregate of 1,500,000 Options under the 1995 Plan as amended, other than options granted that are subject to approval of the Amendment to the 1995 Plan as reflected in the Proposal.

    TERMINATION. The 1995 Plan, unless sooner terminated by the Board of Directors or Compensation Committee, will terminate in February 2005.

    TAX TREATMENT OF OPTIONS. The Federal income tax treatment of non-qualified stock options under the 1995 Plan is generally less favorable to employees than the treatment accorded incentive stock options under the 1995 Plan. The option grantee realizes taxable income, if any, upon his exercise of a non-qualified stock option, not only upon sale of the shares acquired upon option exercise as would be the case for incentive stock options granted under the 1995 Plan. The tax treatment of non-qualified stock options is more favorable to the Company than the treatment accorded to the Company with respect to incentive stock options, because the Company is entitled to a tax deduction with respect to the grant of a non-qualified stock option. With respect to granting a non-qualified stock option, the Company would be entitled to a tax deduction and the optionee would realize taxable income upon being granted a non-qualified stock option, equal to the difference between the option exercise price and the fair market value of the underlying stock on the date of grant.

    The Company currently has no obligation to grant additional options under the 1995 Plan to any person, including any members of the Company's management, other than the options granted with respect to 906,000 shares of Common Stock subject to approval of the Amendment by the Company's stockholders. Included in such options for 906,000 shares of Common Stock are the following options granted to members of the Company's Management: (i) an option for 350,000 shares of Common Stock granted to C. Dean McLain at $4.562 per share; (ii) an option for 250,000 shares of Common Stock granted to Robert M. Rubin at $4.562 per share, and (iii) an option for 150,000 shares of Common Stock granted to Mark J. Wright at $4.562 per share. The vesting of all of such options is subject to approval of the Amendment by the Company's stockholders.

    As of the close of business on December 9, 1997, the market value of the shares of Common Stock underlying all options outstanding under the 1995 Plan (not including those subject to stockholder approval of the Amendment) was approximately $8,062,500.

                                       2
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    As of December 9, 1997, the persons or groups listed below hold outstanding stock options granted under the 1995 Plan (including those subject to stockholder approval of the Amendment) to acquire shares of Common Stock, as follows:

                                                             1,225,000
C. Dean McLain.............................................  shares

Robert M. Rubin............................................  550,000 shares

Mark J. Wright.............................................  248,500 shares

All current executive officers and directors of the Company  2,023,500 as a group...............................................  shares

                                                             1.775,000
All directors and nominees for directors as a group........  shares

All employees or consultants who are not executive officers
  of the Company, as a group...............................  377,500 shares

MANAGEMENT BELIEVES APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1995 STOCK OPTION PLAN IS IN THE BEST INTEREST OF THE COMPANY AND RECOMMENDS THAT IT BE AUTHORIZED AND RATIFIED.

                                                                       EXHIBIT A

                                  AMENDMENT TO
                        WESTERN POWER & EQUIPMENT CORP.
                        1995 EMPLOYEE STOCK OPTION PLAN

I.  AMENDMENT

    Section 5 of the Western Power & Equipment Corp. 1995 Employee Stock Option Plan (the "Plan") is hereby amended (the "Amendment") to increase the number of shares of Common Stock of Western Power & Equipment Corp. available for the grant of options under the Plan from 1,500,000 shares to 2,500,000 shares by deleting existing Section 5(a) thereof in its entirety and substituting the following therefor:

    "5.  OPTION SHARES

        a. The shares subject to Options granted under this Plan shall be shares of Common Stock and, except as otherwise required or permitted by Subsection 5(b) below, the aggregate number of shares with respect to which Options may be granted shall not exceed 2,500,000 shares. If an Option expires, terminates or is otherwise surrendered, in whole or in part, the shares allocable to the unexercised portion of such Option shall again become available for grants of Options hereunder. As determined form time to time by the Board of Directors, the shares available under this Plan for grants of Options may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock which have been reacquired by the Company or a subsidiary following original issuance."

II.  EFFECTIVE DATE

    Upon approval by the holders of a majority of the outstanding shares of Common Stock of the Company, the Amendment will become effective on the date upon which such approval is obtained (the "Effective Date").

III.  EFFECT OF AMENDMENT

    Except as amended by the specific terms of this Amendment, the remaining terms and conditions of the Plan shall remain in full force and effect.

                                          /s/ C. Dean McLain
                                          -------------------------
                                          C. Dean McLain, President
                                          Date: December 19, 1997

                        WESTERN POWER & EQUIPMENT CORP.
                    ADJOURNED ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 18, 1998

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE ADJOURNED ANNUAL MEETING OF SHAREHOLDERS OF WESTERN POWER & EQUIPMENT CORP. TO BE HELD ON FEBRUARY 18, 1998. THE SHAREHOLDER HAS THE RIGHT TO APPOINT AS HIS PROXY A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ANY PERSON DESIGNATED BELOW, BY INSERTING THE NAME OF SUCH OTHER PERSON IN ANOTHER PROPER FORM OF PROXY.

    The undersigned, a shareholder of Western Power & Equipment Corp. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Robert M. Rubin and C. Dean McLain, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Adjourned Annual Meeting of the Stockholders to be held on February 18, 1998 at 4601 N.E. 77th Avenue, Suite 200, Vancouver, Washington 98662, at 10:00 a.m., local time, and at any adjournments thereof, and to vote upon all matters specified in the notice of said adjourned meeting, as set forth herein, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL.

1. Authorize and ratify an increase in the number of shares underlying the 1995 Employee Stock Option Plan, from 1,500,000 shares of Common Stock to
    2,500,000 shares of Common Stock   / /  FOR  / /  AGAINST  / /  ABSTAIN

                                          Dated __________________________, 199_

                                          --------------------------  --------------------------
                                          Signature                   Print Name
                                          --------------------------  --------------------------
                                          Signature, if Jointly held  Print Name

                                          PLEASE SIGN EXACTLY AS YOUR NAME
                                          APPEARS HEREIN, if signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, indicate such
                                          capacity. All joint tenants must sign.
                                          If a corporation, please sign in full
                                          corporate name by President or other
                                          authorized officer. If a partnership,
                                          please sign in partnership name by
                                          authorized person.

                                          The Board of Directors requests that
                                          you fill in the date and sign the
                                          Proxy and return it in the enclosed
                                          envelope.

                                          IF THE PROXY IS NOT DATED IN THE ABOVE
                                          SPACE, IT IS DEEMED TO BE DATED ON THE
                                          DAY ON WHICH IT WAS MAILED BY THE
                                          CORPORATION.